UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

EXAR CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Company Confidential Shareholders of Exar Corporation (“Shareholders”) Re: Proposed Stock Option Exchange Program Exar Corporation (“Company”) October 6, 2008

Company Confidential
WE HAVE NOT COMMENCED THE OFFER TO EXCHANGE
THAT IS REFERRED TO IN THIS COMMUNICATION. UPON THE
COMMENCEMENT OF THE OFFER TO EXCHANGE, WE WILL
FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A
COMPLETED SCHEDULE TO AND RELATED EXHIBITS AND
DOCUMENTS, INCLUDING THE OFFER TO EXCHANGE ALL
OPTIONHOLDERS ELIGIBLE TO PARTICIPATE IN THE OFFER TO
EXCHANGE ARE STRONGLY ENCOURAGED TO READ THE
SCHEDULE TO AND RELATED EXHIBITS AND DOCUMENTS,
INCLUDING THE OFFER TO EXCHANGE, WHEN THEY BECOME
AVAILABLE. THESE DOCUMENTS WILL CONTAIN IMPORTANT
INFORMATION ABOUT THE OFFER TO EXCHANGE. THE
SCHEDULE TO AND RELATED EXHIBITS AND DOCUMENTS WILL
BE AVAILABLE WITHOUT CHARGE OR ON THE SECURITIES AND
EXCHANGE COMMISSION WEBSITE AT HTTP://WWW.SEC.GOV.

Company Confidential
Proposal Clarification
Architected collaboratively through extensive dialogue with OEAS (F1)
BOD Directive:  Engage Prominent Option Exchange Advisory Specialist
(“OEAS”) ($25.5K) To Develop Best In Class Program
Adopted ALL OEAS Guidelines and Recommendations
Proxy reviewed by OEAS prior to issuance
Value Neutral (F2)
~$850K Positive Value Returned To Shareholders (10x above OEAS threshold)
Stockholder Driven
Balanced Goal Alignment
• Value Preservation Through Favorable Exchange
• Value Creation Through Motivated/Incentivized Employees
Human Capital/Intellectual Property
Reverse above industry/historical attrition rates
Announcement positively received:  Employees/Operation

Company Confidential
Rebuttal to Stockholder Advisory Services Assessment
Attrition  (F3)
Timing
Business Urgency/Focus/Risk
Annual Stockholders’ Meeting               Cost/Time Efficient
November Close
Lack of “Valid Explanation” re:  Stock Decline
Industry
• Overall/Sector/Company
Accounting
• Confusion Regarding GAAP vs Underlying Level of Revenue
(F4)
Unprecedented Macro-Economic Crisis
• Unstable/Volatile Capital Markets
• Unpredictable Energy Costs
• Tightening Investment Resources
• Investment Banking Demise
• Mortgage Lending Crash

Company Confidential
Value Management
FY’08 Q1 Earnings Announcement (F5)
Enterprise value/cash = share premium
Sipex Merger
At Market
Overwhelmingly Approved By Both Company’s Stockholders
Exceeded Announced Cost Savings
Share Repurchase
~$100M/11M shares
Financial Reporting
GAAP v “As If Combined”
Revenue (F6)
“Sell In” v “Sell Through” Rev Recognition
Write Down
Stabilized Executive Management

Company Confidential
Reconsideration Requested
Enhanced Shareholder Value            Value Exchange, Overhang Reduction
Balanced and Reasoned Structure           Integrity
Unique Circumstances
Immediate Need
Compelling Justification/Information
OEAS and Proxy Governance, Inc. Endorsed
Transparency Supports Uninfluenced Shareholder Vote
Thank You

Company Confidential
F1
Options Outstanding by Strike Price and Expiration Date
(Excluding Directors, Named Executive Officers (Proxy) and recent terminations)
(as of 6/27/08)
Stirke Price\Expire 2Q09 3Q09 4Q09 FY10 FY11 FY12 FY13 FY14 FY15+ Total
< $11.00 10,852 126 0 3,079 16,555 34,808 90,117 24,896 1,233,023 1,413,456
$11.00-$13.00 0 0 0 56,507 0 3,000 376,290 171,690 52,048 659,535
$13.01-$15.00 0 0 0
231,428 0 36,500 25,000 70,200 289,733
652,861
>$15.00 18,000 138,892 267,928 19,609 55,634 395,060 60,000 5,852 18,430 979,405 1,866,981
Total 28,852 139,018 267,928 310,623 72,189 469,368 551,407 272,638 1,593,234 3,705,257
Qty Vested 28,852 139,018 267,928 310,623 72,189 459,368 484,407 108,208 264,006 2,134,599
% of O/S 100% 100% 100% 100% 100% 98% 88% 40% 17% 58%
Mostly expiring 12/5/08 @
$22.925
Mostly expiring 3/29/08 @ $18.00
Sweet spot for conversion due to longer
remaining term and lower expected
exchange ratio

Company Confidential
Thousands
Note: 200 day rolling average stock price used to estimate value of RSUs - $9.45
Estimated Value returned to shareholders
Value for Value Exchange - Proposal
F2
Exchange analysis using no less than 4 to 1 exchange ratio - high value returned to shareholders
Range of Exercise
Prices
Outstanding
Options
Weighted
Average
Remaining Life
in Years for
each Tier
Weighted
Average
Excercise
Price for
each Tier
RMG
Binomial
Breakeven
Ratio New Options
Unit Cost -
Old Options
Unit Cost - New
Share of
Restricted Stock
Total Vaule -
Old Options
Total Vaule -
New Options
Value returned
to Company (or
delivered to
employees)
$11.00 - $13.00 659.5 4.47 12.45 $    4.00 164.9 2.90 $        9.45 $                   1,913 $             1,558 $        355 $
$13.01 - $ 15.00 652.9 4.77 13.54 $    5.00 130.6 2.79 $        9.45 $                   1,821 $             1,234 $        588 $
$15.00 & above 554.6 3.36 17.20 $    6.00 92.4 1.40 $        9.45 $                   776 $                 873 $           (97) $
1,867.0 387.9 4,511 $             3,666 $        845 $
1,479.1 Net Reduction in number of outstanding options

Company Confidential
Equity Issues
Stock Option Value Is One Of The Primary Reasons Cited By
Departing Employees
Employee Holdings Do Not Have Retentive Or Incentive Value
Value Disparity Among Employee Population
Competitive Hiring Environment
Adverse/Economic Consequences Related To Turnover
F3

Company Confidential
Revenue – GAAP vs “As If Combined”
F4
15.7
17.1
19.2
25.2
32.2
28.3
32.5
35.5
36.9
33.1
30.8
34.5
0
5
10
15
20
25
30
35
40
Mar-07Q Jun-07Q Sep-07Q Dec-07Q Mar-08Q Jun-08Q
    GAAP     As If Combined

Company Confidential
Exar 15-Mth Relative Price Performance Sept 30, 2008
F5
EXAR 15-Mth Relative Price Performance - Sept 30, 2008
44
54
64
74
84
94
104
7/19/07 8/17/07 9/18/07 10/17/07 11/15/07 12/17/07 1/17/08 2/19/08 3/19/08 4/18/08 5/19/08 6/18/08 7/18/08 8/18/08 9/17/08
Russell 3000 Index (^RUA) - Share Pricing NASDAQ Composite Index (^COMP) - Share Pricing
S&P 500 Sector Indices - Information Technology Sector Index - Share Pricing Dow Jones Industrial Average - Share Pricing
PHLX Semiconductor Sector Index (^SOX) - Share Pricing Exar Corp. (NasdaqGS:EXAR) - Common Stock - Share Pricing
S&P 500 Index (^SPX) - Share Pricing

Company Confidential
Revenue Reconciliation – GAAP to “As If Combined”
F6
33.1 30.8 34.5 36.9 35.5 32.5 As If Combined
18.5 16.1 16.1 18.5 18.4 16.9 Sipex
14.6 14.7 18.4 18.4 17.1 15.7 Exar
As If Combined Acctg Basis:
0.9 2.5 9.3 17.7 18.4 16.9
9.7 18.4 16.9 Sipex pre-acquisition revenue
0.8 1.8 5.2 5.9 Sipex disty acq-date invty sell-through
0.1 0.7 4.1 2.1 Exar disty rev rec delta to sell-through
Add Revenue Excluded from GAAP:
32.2 28.3 25.2 19.2 17.1 15.7 GAAP
17.7 14.3 10.8 2.9 Sipex
14.5 14.0 14.4 16.2 17.1 15.7 Exar
GAAP Acctg Basis:
$(M)
Jun-08Q Mar-08Q Dec-07Q Sep-07Q Jun-07Q Mar-07Q
Note: amounts are rounded